UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2011

Synergy Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-35268	20-3823853
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 30, 2011, Synergy Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. and EarlyBirdCapital, Inc., as underwriters (collectively, the “Underwriters”), relating to the public offering issuance and sale of 1,875,000 units (the “Units”) of the Company, each unit consisting of two shares of common stock, par value $0.0001 per share (“Common Stock”) and one warrant to purchase one share of Common Stock. The public offering price for each Unit is $8.00.  The Common Stock and Warrants will not be separately transferable until the earlier of (i) the exercise in full of the Underwriters’ overallotment option or (ii) 45 days from the date of the final prospectus supplement filed with the Securities and Exchange Commission (the “SEC”).  Units will be issued and separately transferable until the Common Stock and Warrants are separately transferable as described above.    Each Warrant will have an exercise price of $5.50 per share, will be exercisable upon separation from the Unit and will expire five years from the date of issuance.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company, its directors and officers and certain significant stockholders have agreed not to sell or otherwise dispose of any of the Company’s Common Stock held by them for a period ending 90 days after the date of the Underwriting Agreement without first obtaining the written consent of Aegis Capital Corp., as representatives of the Underwriters, subject to certain exceptions.

The Units, the Common Stock and the Warrants, in each case included in the Units, and the shares of Common Stock issuable from time to time upon exercise of the Warrants, are being offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-163316) filed with the SEC on November 24, 2009 and declared effective by the SEC on December 10, 2009, and a preliminary and final prospectus supplement filed with the SEC in connection with the Company’s takedown relating to the offering. A copy of the opinion of Sichenzia Ross Friedman Ference LLP relating to the legality of the issuance and sale of the Units in the offering is attached as Exhibit 5.1 hereto.

The net proceeds to the Company from the sale of the Units is expected to be approximately $13.8 million, after deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company, assuming no exercise by the Underwriters of the 45 day option which the Company has granted the Underwriters under the terms of the

Underwriting Agreement to purchase up to an additional 281,250 Units to cover over-allotments, if any. The Underwriting Agreement is filed as an exhibit to this report, and the description of the terms of the Underwriting Agreement in this report is qualified in its entirety by reference to such exhibit. The offering is expected to close on or about December 6, 2011, subject to customary closing conditions.

The foregoing description of the terms of the Underwriting Agreement, the Warrants and the Units do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Underwriting Agreement, the form of Warrant Agency Agreement with Broadridge Corporate Issuer Solutions, Inc. and the accompanying form of Warrant Certificate and the form of Unit Agency Agreement with Broadridge Corporate Issuer Solutions, Inc., which are filed herewith as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2011, in connection with the public offering of the Company’s equity securities, the Company filed an amendment to its amended and restated articles of incorporation pursuant to which the Company effected a one for two (1:2) reverse stock split on its authorized and issued and outstanding shares of Common Stock effective at 5:00 pm on November 30, 2011. A copy of the amendment to the Company’s amended and restated articles of incorporation is attached hereto as Exhibit 3.1.

Item 8.01.              Other Events

Effective as of December 1, 2011 (the “Effective Date”) and in connection with the Company’s pricing of its offering of Units, as described above, the Company’s 1-for-2 reverse stock split previously described above will be effective for all trading of its Common Stock. In addition, as of the Effective Date, the Company’s Common Stock will:

•                  cease trading on the OTC QB; and

•                  commence trading on The NASDAQ Capital Market under the symbol “SGYPD,” with the “D” being removed 20 trading days after the Effective Date;

As described above, the Common Stock and Warrants issued as part of the offering described in Item 1.01 above will not be separately transferable until the earlier of (i) the exercise in full of the Underwriters’ overallotment option or (ii) 45 days from the date of the final prospectus supplement filed with the SEC.  Units will be issued and separately transferable until the Common Stock and Warrants are separately transferable as described above.

As of the Effective Date, the Units will commence trading on The NASDAQ Capital Market under the symbol “SGYPU.”   Upon separation from the Common Stock as described above, the Warrants will commence trading on The NASDAQ Capital Market under the symbol “SGYPW.”

On December 1, 2011, the Company issued a press release announcing that it had priced the offering.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the expected settlement of the sale and purchase of securities described herein and the Company’s receipt of net proceeds therefrom.  For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from the Company’s expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Underwriting Agreement.  Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Prospectus Supplement and accompanying prospectus and the Company’s reports filed with the Securities and Exchange Commission.

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 30, 2011, by and among Synergy Pharmaceuticals, Inc. and the underwriters named on Schedule I thereto

3.1	Amendment to the Amended and Restated Articles of Incorporation of Synergy Pharmaceuticals, Inc., filed with the Secretary of State of the State of Florida on November 29, 2011

4.1	Form of Warrant Agency Agreement by and between Synergy Pharmaceuticals, Inc. and Broadridge Corporate Issuer Solutions, Inc. and Form of Warrant Certificate

4.2	Form of Unit Agency Agreement by and between Synergy Pharmaceuticals, Inc. and Broadridge Corporate Issuer Solutions, Inc.

5.1	Opinion of Sichenzia Ross Friedman Ference LLP

23.1	Consent of Sichenzia Ross Friedman Ference LLP (included in Opinion of Sichenzia Ross Friedman Ference LLP filed as Exhibit 5.1)

99.1	Press release of Synergy Pharmaceuticals, Inc., dated December 1, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 1, 2011
SYNERGY PHARMACEUTICALS, INC.

		By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Chief Executive Officer